Exhibit 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
            (AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY
                                  ACT OF 2002)


         I, C. Steven Guenthner, Chief Financial Officer of Almost Family, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

         (1) The Annual Report on Form 10-K of the Company for the annual period ended December 31, 2005 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company





Date:    March 31, 2006                     By  /s/ C. Steven Guenthner
                                                    -------------------------
                                                    C. Steven Guenthner
                                                    Senior Vice President &
                                                     Chief Financial Officer



   A signed copy of this original statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff on request.